UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2004

Imperial Oil Limited

(Exact name of registrant as specified in its charter)

Canada	0-12014	98-0017682

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

111 St. Clair Avenue West
Toronto, Ont., Canada	M5W 1K3

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 567-3776

(Former name or former address, if changed since last report)

ITEM 12.     Results of Operations and Financial Condition.

     On April 21, 2004, Imperial Oil Limited (the “Company”) by means of a press release and a speech by the Company’s chairman, president and chief executive officer at the Company’s annual meeting of shareholders disclosed information relating to the Company’s financial condition and results of operations for the fiscal quarter ended March 31, 2004. Copies of each statement are attached as Exhibits 99.1 and 99.2 to this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED

Date: April 26, 2004	By:	/s/ Paul A. Smith
		Name:	Paul A. Smith
		Title:	Controller and Senior Vice-President, Finance and Administration

Date: April 26, 2004	By:	/s/ M. Henderson
		Name:	Marilyn Henderson
		Title:	Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of the Company on April 21, 2004 disclosing information relating to the Company’s financial condition and results of operations for the fiscal quarter ended March 31, 2004.

99.2	Speech by the Company’s chairman, president and chief executive officer at the Company’s annual meeting of shareholders on April 21, 2004 disclosing information relating to the financial condition and results of operations for the fiscal quarter ended March 31, 2004.